UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 24, 2015 (June 18, 2015)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES CORP.

(Exact Name of Company as Specified in its Charter)

MARYLAND	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

212 West 35th Street, Second Floor, New York, NY 10001

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services Corp.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01	Entry Into a Material Definitive Agreement.

On June 18, 2015, Newtek Small Business Finance, LLC (“NSBF”), a subsidiary of Newtek Business Services Corp, Inc. (the “Company”), the Company and the other guarantors party thereto (the “Other Guarantors”), entered into a First Amendment to Loan Documents (the “Amendment”), dated June 18, 2015, with Capital One, North America (“Capital One”), amending that certain Third Amended and Restated Loan and Security Agreement, dated as of October 29, 2014, by and between Capital One and NSBF, pursuant to which Capital One has been providing NSBF a credit facility of up to a maximum aggregate amount of $50,000,000 (as amended by the Amendment, the “Amended Credit Facility”). As a result of the Amendment, the Amended Credit Facility is only guaranteed by the Company and is no longer guaranteed by the Other Guarantors.

In addition, the Amendment extended the date on which the Amended Credit Facility will convert into a term loan from May 16, 2016 to May 16, 2017 and the maturity date of such term loan from May 16, 2018 to May 16, 2019.

In connection with the Amendment, the Company has agreed to continue to guarantee NSBF’s performance and repayment obligations under the Amended Credit Facility, pursuant to an Amended and Restated Guaranty of Payment and Performance, dated as of June 18, 2015 (the “2015 Guaranty Agreement”).

The above description is a summary and is qualified in its entirety by the terms of the Amendment and the 2015 Guaranty Agreement, which are filed as Exhibits 10.1 and 10.2 respectively to this Current Report on Form 8-K and are incorporated by reference herein.

A press release announcing the Amended Credit Facility is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	First Amendment to Loan Documents, dated June 18, 2015, by and among Capital One, North America, Newtek Small Business Finance, LLC, Newtek Business Services Corp. and the other guarantors party thereto.

10.2	Amended and Restated Guaranty of Payment and Performance, dated as of June 18, 2015, by and between Capital One, National Association and Newtek Business Services Corp.

99.1	Press Release, dated June 24, 2015, announcing the Amended Credit Facility.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: June 24, 2015	/s/ Barry Sloane
Barry Sloane
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Loan Documents, dated June 18, 2015, by and among Capital One, North America, Newtek Small Business Finance, LLC, Newtek Business Services Corp. and the other guarantors party thereto.

10.2	Amended and Restated Guaranty of Payment and Performance, dated as of June 18, 2015, by and between Capital One, National Association and Newtek Business Services Corp.

99.1	Press Release, dated June 24, 2015, announcing the Amended Credit Facility.